UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2005

PowerHouse Technologies Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-5278NY	94-3334052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

555 Twin Dolphin Drive, Suite 650, Redwood City, California		94065
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-232-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2005, PowerHouse Technologies Group, Inc. (the "Company") completed a private placement requiring the Company to enter into several material definitive agreements. Please see item 3.02 below for further explanation.

Item 3.02 Unregistered Sales of Equity Securities.

On December 23, 2005, the Company completed a private placement with certain investors of the Company's common stock, par value $0.0001 per share, (the "Common Stock") comprised of a total of 7,968,750 shares of Common Stock and warrants (the "Warrants") to purchase a total of 3,984,375 shares of the Company's Common Stock. The securities were sold at $0.32 per unit, with each unit consisting of one share of Common Stock and a warrant to purchase 0.5 share of Common Stock. The aggregate offering price was $ 2,550,000 and the aggregate placement fee was payable in warrants to purchase 796,875 shares of Common Stock. The Warrants are exercisable at $0.40 per share, expire in September 2008, unless theretofore exercised, contain a call provision in favor of the Company at a price of $0.01 if the stock price should exceed $2.00 per share, and permit cashless exercise. The private placement was effected through Common Stock and Warrant Purchase Agreements, dated as of December 23, 2005, by and among the Company and the private placement investors who are named therein (the "Purchase Agreement"). As a condition to the transaction, the Company executed a Registration Rights Agreement, dated as of December 23, 2005, by and among the Company and the private placement investors, wherein the Company agreed to register under the Securities Act of 1933, as amended (the "Securities Act") the shares of Common Stock acquired in the private placement and the shares issuable upon exercise of the Warrants issued in the private placement.
The proceeds of the private placement will be used for working capital and general corporate purposes. The Company relied on Section 4(2) of the Securities Act and Regulation D promulgated thereunder, as the basis for an exemption from registering the sale of these shares of Common Stock and Warrants under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

99.1 Form of Common Stock and Warrant Purchase Agreement dated as of December 23, 2005.
99.2 Form of Warrant.
99.3 Registration Rights Agreement dated as of December 23, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerHouse Technologies Group, Inc.

December 23, 2005	By:	/s/Richard Liebman

Name: Richard Liebman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Form of Common Stock and Warrant Purchase Agreement dated as of December 23, 2005
99.2	Form of Warrant
99.3	Registration Rights Agreement dated as of December 23, 2005